Exhibit 99.1 3rd Quarter 2024 Investment Thesis November 6, 2024

Slides 5 — 14 Executive Summary

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission (“SEC”), in press releases, and in oral and written statements made by Old National Bancorp and its wholly-owned subsidiaries (“Old National,” “ONB,” or the “Company”) that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "should," “would,” and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the expected cost savings, synergies and other financial benefits from the merger (the “Merger”) between Old National and CapStar Financial Holdings, Inc. (“CapStar”) not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses and the success of revenue-generating and cost reduction initiatives; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; political and economic uncertainty and instability; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results, performance or outcomes, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix (the “Appendix for Non-GAAP reconciliation”) to this financial review. The Company presents earnings per share (“EPS”), the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, separation expense, current expected credit loss (“CECL”) Day 1 non-purchased credit deteriorated (“non-PCD”) provision expense, debt securities gains/losses, distribution of excess pension assets expense, Federal Deposit Insurance Corporation (“FDIC”) special assessment expense, gain on sale of Visa Class B restricted shares, contract termination charges, expenses related to the tragic April 10, 2023 event at our downtown Louisville location ("Louisville expenses"), and property optimization charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges, separation expense, distribution of excess pension assets expense, FDIC special assessment expense, contract termination charges, Louisville expenses, property optimization charges, as well as adjusted noninterest income, which excludes debt securities gains/losses and the gain on sale of Visa Class B restricted shares. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section in the appendix for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low-Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long- Term Shareholder Value

6 Snapshot of Old National Key Financial Metrics Cost of Total Deposits 225 bps Loan-to-Deposit Ratio2 89% Price / Tangible Book Value $11.97 Efficiency Ratio As Reported/ Adjusted3 53.8% / 51.2% Net Charge-Offs / Average Loans, excluding PCD 0.16% 30-89 Day Delinquent Loans 0.25% Non-Performing Loans / Total Loans 1.22% Tangible Common Equity to Tangible Assets 7.4% ROATCE As Reported / Adjusted3 16.0% / 16.8% CRE Non- Owner Occupied 32% CRE Owner Occupied 12% C&I 29% Residential Real Estate 19% Consumer 8% Summary1 Headquarters Evansville, IN Market Cap $6,111 P/ TBV 160 % Dividend Yield 2.9 % LTM Average Daily Volume (Actual) 2,017,766 Total Assets $53,602 Wealth Assets Under Management $31,359 • 6th largest commercial bank headquartered in Midwest - top 30 banking company based in the U.S. by assets • 280 branches and 359 ATMs Company Description Time 19% Demand 24% NOW 19% Savings 12% Money Market 26% Loan Mix2 Deposit Mix $ in millions, except as noted; Financial data as of or for the quarter ended 9/30/2024, except as noted 1 Market data as of 11/5/2024 2 Includes loans held for sale 3 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation P / TBV - price to tangible book value PCD - purchased credit deteriorated ROATCE - return on average tangible common equity LTM - last twelve months

7 Financial data as of or for the quarter ended 9/30/2024, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale ROATCE - Return of average tangible common equity CET1 - common equity tier 1 RWA - risk-weighted assets TBV - tangible book value AOCI - accumulated other income PCD - purchased credit deteriorated YoY - year-over-year The Best of Offense and Defense OFFENSE Top quartile 3Q2024 financial metrics • 16.8% Adj. ROATCE1 • 51.2% Adj. Efficiency. Ratio1 Ample liquidity and capital • 89% loan-to-deposit ratio2 • 11.00% CET1 capital to RWA • TBV1 up 21% YoY DEFENSE Quality, peer-leading deposit franchise • Growth in total deposits of 8.5% annualized • Low total deposit costs of 225 bps • 75% of core deposits have tenure >5 years • YoY growth in total deposits of 10% Strong credit culture • Well-reserved — 100% weighted Moody’s S2 scenario • $406 million allowance for credit losses, or 1.12% of total loans, includes ~4% reserve on PCD loans • Additionally, $174 million of discount on acquired loans • Granular and diversified loan portfolio • Low net charge-offs of 16 bps, excluding PCD loans

8 0.13% 1.58% 0.32% 6.19% 3-Year 15-Year 72% 79% 87% 93% 76% Lower Quartile Average Upper Quartile Peer Max ONB 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 9/30/2024, except as noted 1 Peer Group data per S&P Capital IQ Pro as of 6/30/2024 2 Peer Group data per S&P Capital IQ Pro as of full years 2021-2023 for 3-Year and 2009-2023 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs NCOs - net charge-offs Low-Risk Balance Sheet Relative to Peers 3

9 ONB is Building Capital Faster than Peers1 1.3% 1.3% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 1.0% 1.0% 1.0% 0.9% 0.9% 0.5% HWC SNV WBS COLB ASB CADE PNFP WTFC FNB ONB CMA UMBF BOKF FHN WAL ZION VLY 18.9% 18.1% 17.2% 16.5% 16.2% 15.9% 15.9% 15.7% 14.9% 14.7% 14.5% 13.8% 13.4% 13.1% 12.8% 11.8% 6.0% COLB SNV WBS CMA ZION ASB HWC ONB UMBF CADE FNB WTFC WAL BOKF PNFP FHN VLY 63% 57% 56% 42% 41% 39% 36% 36% 35% 31% 31% 30% 28% 20% 18% 18% 13% VLY COLB CMA ASB FHN CADE ZION SNV FNB HWC ONB WBS BOKF WAL WTFC UMBF PNFP Source: S&P Capital IQ Pro and Company documents. Financial Data for the six months ended 6/30/2024 1 Refer to slide 45 for the list of peer companies 2 Core metrics, as defined by S&P Capital IQ Pro 3 Estimates as of 8/16/2024 ROA - return on assets ROATCE - return on average tangible common equity E - estimated 2024E Payout Ratio2,3ROATCEROA

10 $7.62 $8.30 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.10 $11.05 $11.97 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q'24 2Q'24 3Q'24 Strong TBV Per Share Growth History TBV Per Share CAGR (%)1 Old National KRX 3-Year 6.5% 6.7% 5-Year 7.1% 6.5% Source: S&P Capital IQ Pro and Company documents 1 Data as of 09/30/2024 KRX - “KBW” Nasdaq Regional Bank Index TBV - tangible book value CAGR - compound annual growth rate 2016 - 2021 CAGR of 7% 2022 - 3Q’24 CAGR of 13%

11 ONB has Dramatically Enhanced Franchise Value 2013 2024E $10 $54 $6 $311 $1.05 $1.79 $7.85 $12.33 67% 55% ~2,600 ~4,1051 169 2801 $42.7 145.7 463k 4.6M $40,663 $78,573 Assets ($B) AUM ($B) Core EPS 2 TBV Per Share Efficiency Ratio Headcount Branches Deposits / Branch ($M)3 Avg. MSA Pop.4 Median HHI Added Scale + $44B in assets + $34B in Deposits + $25B in AUM New Markets3 Added talent and management strength Source: S&P Capital IQ Pro. 1 Data as of 9/30/2024 2 ONB historical core EPS per Wall Street Research 3 Represents MSA data as of 06/30/2024 4 Weighted by deposits in MSA E - estimated per FactSet as of 10/28/2024 unless otherwise noted TBV - tangible book value HHI - household income Chicago ~$16B in Deposits #9 Mkt Share Minneapolis ~$4B in Deposits #10 Mkt Share Indianapolis ~$2B in Deposits #12 Mkt Share Milwaukee ~$1B in Deposits #9 Mkt Share Nashville ~$1B in Deposits #16 Mkt Share

12 Peer-Leading Deposit Franchise Average Total Deposits $36.7 $40.1 $40.6 $26.3 $30.6 $31.2 $10.3 $9.6 $9.4 IB NIB 3Q23 2Q24 3Q24 % Key Performance Drivers • Period end deposits up $847 million, +8.5% annualized; core deposits up 10.1% annualized • Increases in commercial and community deposits and seasonal patterns in public funds, partially offset by lower brokered deposits • Total deposit growth of +9.6% YoY • NIB deposits up nearly $100 million vs. 2Q24; represent 24% of core deposits • Spot rate of 2.12% on total deposits at September 30, 2024 • 34% of total deposits are exception priced at an average rate of 3.92% in 3Q24 $ in billions 1 Weighted average rate at end of period EOP- end of period IB - interest-bearing NIB - noninterest-bearing YoY - Year-over-year Period End Total Deposits $37.3 $40.0 $40.8 $18.7 $20.1 $20.0 $13.5 $14.0 $14.9 $3.9 $4.1 $4.2 Retail Commercial Public Brokered 3Q23 2Q24 3Q24 Cost of IB 2.84% 2.22% 2.93% Total Cost of Deposits .72% 1.15% 1.61% 1.85% 2.01% 2.16% 2.25% 2.22% 2.35% 2.17% 3.25% 3.77% 4.17% 4.29% 4.37% 4.27% 3.92% 4.22% 4.26% 3.92% Cost of Deposits Exception Pricing 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 Ju l. ‘2 4 A ug . ‘ 24 S ep . ‘ 24 Quarter Month $1.2 $1.8 $1.7 1

Net Interest Income Outlook



Quarterly NII Outlook
$363
$395
$398
~ $400
1Q24 (Actual)
2Q24 (Actual)
3Q24 (Actual)
4Q24

Managing to Neutral Rate Risk Position

- 55% of loans are variable/floating-rate
- ~$4.8 billion fixed-rate loans and securities expected to reprice over NTM
- 34% of total deposits are exception priced at an average rate of 3.92%
- $7.3 billion of time deposits mature or reprice over NTM
- $2.9 billion of balance sheet hedges providing down-rate protection

4Q24 Net Interest Income Outlook Assumptions

- Fed cuts rates two times in 4Q24 (November, December - 25bps each)
  - *Neutral balance sheet position provides NII stability if more or less rate cuts occur*
- 5-year Treasury at ~3.8%
- Declining rate total deposit beta of ~30% by 4Q24
- NIB mix remains stable at 24% of core deposits

$ in millions
FTE - Fully taxable equivalent NTM - Next twelve months NII - Net interest income NIB - Noninterest-bearing

OLD NATIONAL BANCORP | 13

Outlook

	4Q24 Outlook	Full-Year 2024 Outlook
EOP loans *(Including HFS)*	up 2% - 4%, annualized	up 5% - 7%, excl. CapStar
Net interest income (FTE basis)[1]	~$400 million	~$1,555 million
Noninterest income[1]	~$86 million	~$345 million
Noninterest expense[1]	~$260 million	~$1,030 million
Net charge-off ratio	~0.20% - 0.25%	~0.17% - 0.20%
Provision for credit losses	~$25 - ~$30 million	~$95 - $100 million *(excl. CapStar day 1 non-PCD double count)*
Income Tax Rates		
GAAP	~22%	~22%
Adjusted FTE	~25%	~25%

$ in millions [1] Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation FTE - Fully taxable equivalent HFS - held-for-sale EOP - end of period

OLD NATIONAL BANCORP | 14

Financial Details Data as of September 30, 2024

16 Strong Third-Quarter 2024 Highlights $ in millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity NIB - noninterest-bearing TBV - tangible common book value AOCI - accumulated other comprehensive income YoY - Year-over-year Key Performance Drivers ▪ Granular, peer-leading deposit franchise • Core deposits up 10.1% annualized • NIB deposits grew nearly $100 million • Low total deposit costs of 225 bps ▪ Total loans2 up 2.7% annualized due to disciplined loan growth ▪ Net interest income and margin performance in- line with expectations ▪ Noninterest income up 7.9% driven by growth in primary fee businesses ▪ Disciplined expense management reflected in efficiency ratio1 of 53.8%; 51.2% adjusted1 ▪ NCOs of 19 bps; 16 bps excluding PCD loans ▪ TBV1 up 8% vs. 2Q24; up 21% YoY Reported Adjusted1 EPS $0.44 $0.46 Net Income $140 $147 Return on Average Assets 1.08% 1.13% Return on Average TCE1 16.0% 16.8% Efficiency Ratio1 53.8% 51.2% Tangible common book value1 $11.97 Total Deposit Growth (annualized) 8.5% Total Cost of Deposits 225 bps Total Loan2 Growth (annualized) 2.7%

17 Liquid, Well-Capitalized Balance Sheet 3Q24 2Q24 3Q23 % Change End of Period Balances 3Q24 vs. 2Q24 3Q24 vs. 3Q23 Available-for-sale securities, at fair value $7,432 $7,105 $6,415 5% 16% Held-to-maturity securities, at amortized cost $2,969 $2,986 $3,028 (1)% (2)% Total loans1 $36,463 $36,217 $32,700 1% 12% Total assets $53,602 $53,120 $49,059 1% 9% Total deposits $40,846 $39,999 $37,253 2% 10% Borrowings $5,449 $6,085 $5,556 (10)% (2)% Total liabilities $47,235 $47,045 $43,820 —% 8% Shareholders’ equity $6,367 $6,075 $5,240 5% 22% CET1 capital to RWA 11.00% 10.73% 10.41% 3% 6% AOCI $(604) $(791) $(969) 24% 38% Tangible common book value2 $11.97 $11.05 $9.87 8% 21% Loans / Deposits 89% 91% 88% (2)% 1% $ in millions 1 Includes loans held-for-sale 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation CET1 - common equity Tier 1 RWA - risk-weighted assets

Earning Assets

Total Loans[1]



Up 12% YoY
$32,700
$36,217
$36,463
5.98%
6.24%
6.36%
3Q23
2Q24
3Q24
%
Loan Yields

Total Securities[2]



$9,878
$10,552
$10,870
3.23%
3.66%
3.63%
3Q23
2Q24
3Q24
%
Securities Yields

Total loans[1]

- Disciplined growth of $246 million, +2.7% annualized from 2Q24
  - Commercial growth of $248 million, +4.1% annualized
  - $1.7 billion total commercial production
    - 77% of commercial production is floating; avg yield of 7.8%
    - 23% of commercial production is fixed; avg yield of 6.7%
  - $2.8 billion total commercial pipeline

Securities

- Duration[3] of 3.9, decreased from 4.2 for 2Q24
- 3Q24 new money yield of 5.07%
- Estimated NTM cash flows[4] of ~$1.9 billion
- High-quality portfolio
  - 78% U.S. treasuries and agency-backed securities
  - 15% highly-rated municipal securities
  - 7% corporate and other
  - All CMBSs are agency-backed

$ in millions [1] End of period balances; includes loans held-for-sale [2] End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities, and FHLB/FRB stock [3] Available-for-sale effective duration including securities hedges [4] Cash flows include principal and interest EOP - end of period NTM - Next 12 months CMBS - commercial mortgage-backed security

OLD NATIONAL BANCORP | 18

Third-Quarter 2024 Results

	3Q24	2Q24	3Q23	% Change 3Q24 vs. 2Q24	% Change 3Q24 vs. 3Q23
Net Interest Income (FTE)[1,2]	**$398**	$395	$381	1%	4%
Provision for credit losses - excluding CECL Day 1 non-PCD provision expense	**29**	**21**	**19**	38%	53%
Provision for credit losses - Current Expected Credit Losses ("CECL") Day 1 non-PCD provision expense[3]	**—**	15	—	N/M	N/M
Provision for credit losses	**$29**	$36	$19	(19%)	53%
Adjusted noninterest income[1]	**94**	87	81	8%	16%
Adjusted noninterest expense[1]	**263**	264	239	—%	10%
Merger-related and other charges[4]	**10**	19	6	(47%)	67%
Income taxes (FTE)[1,2]	**47**	42	50	12%	(6%)
Net income	**$144**	$121	$148	19%	(3%)
Preferred Dividends	**4**	4	4	—%	—%
Net income applicable to common shares	**$140**	$117	$144	20%	(3%)
Net income applicable to common shares, adjusted[2]	**$147**	$144	$149	2%	(1%)
NIM (FTE)[1,2]	**3.32%**	3.33%	3.49%	(1) bps	(17) bps
Earnings per diluted share	**$0.44**	$0.37	$0.49	19%	(10%)
Adjusted earnings per diluted share[1]	**$0.46**	$0.46	$0.51	—%	(10%)
Return on average assets	**1.08%**	0.92%	1.22%	16 bps	(14) bps
Adjusted return on average assets[1]	**1.13%**	1.12%	1.26%	1 bps	(13) bps
Return on average tangible common equity[1]	**16.0%**	14.1%	20.2%	190 bps	(420) bps
Adjusted return on average tangible common equity[1]	**16.8%**	17.2%	20.9%	(40) bps	(410) bps

$ in millions, except per-share data [1] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Fully Taxable Equivalent Basis [3] Refers to the initial increase in allowance for credit losses required on acquired non-PCD loans through the provision for credit losses [4] Includes merger-related expenses and separation expense N/M - not meaningful

OLD NATIONAL BANCORP | 19

20 Net Interest Income & Net Interest Margin1 Impacts on Net Interest Margin 3.33% 0.05% 0.03% (0.09)% 3.32% 2Q24 Rate / volume mix Accretion IB Deposit Costs 3Q24 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation NIM - Net interest margin IB - interest-bearing YoY - Year-over-year 1 Key Performance Drivers • Net interest income1 increase reflective of loan growth as well as higher asset yields and accretion • NIM1 decreased modestly 1 bps vs. 2Q24 • Strong low-cost deposit franchise; total deposit costs of 225 bps and 9.6% growth YoY • Loan to deposit ratio of 89% Net Interest Income $381 $395 $398 3Q23 2Q24 3Q24 NIM1% 3.32%3.33% 3.49% 1

21 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Key Performance Drivers • Increases in majority of line items; growth in bank fees, mortgage, capital markets, and other income • 3Q24 mortgage activity • Production2 was $439 million compared to $436 million for 2Q24 ▪ 88% purchase / 12% refi ▪ 63% sold in secondary market • Quarter-end pipeline stable at $172 million compared to $187 million for 2Q24 3Q24 2Q24 3Q23 Bank Fees $32 $30 $29 Wealth Fees 29 29 27 Mortgage Fees 8 7 5 Capital Markets 7 5 6 Other 18 16 14 Adjusted Noninterest Income1 $94 $87 $81

22 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • 3Q24 adjusted noninterest expense1 well-controlled • Includes $3 million of market fluctuations related to compensation plans • Adjusted efficiency ratio1 of 51.2% 3Q24 2Q24 3Q23 Salary & Employee Benefits $142 $145 $127 Occupancy & Equipment 36 35 34 Technology & Communication 27 28 25 Other 58 56 53 Adjusted Noninterest Expense1 $263 $264 $239

23 Credit Quality Allowance for Credit Losses $392 $3 $9 $3 $(1) $406 Allowance 6/30/24 PCD Economic Forecast & Other Assumptions Loan Growth Unfunded Commitments Allowance 9/30/2024 1.08% Asset Quality 0.18% 0.16% 0.26% 0.80% 0.94% 1.22% 30+ Day Delinquency Non-Performing Loans 3Q23 2Q24 3Q24 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held-for-sale AQR - asset quality rating ACL - Allowance for credit losses PCD - purchased credit deteriorated NPL - Nonperforming loans NCO - Net charge-offs Key Performance Drivers • NCOs of 16 bps excluding 3 bps impact of PCD loans • NPLs up due to four borrowers in unrelated sectors Key ACL Model Assumptions • Total qualitative reserves unchanged from 2Q24 • Moved from 100% weighting Moody’s S-3 to S-2 scenario • Reflects shift to more quantitative vs. qualitative reserves, consistent with grade migration driven by AQR policy changes and the higher rate environment; lower rates in the future should improve AQRs Purchase Accounting Impact • $174 million of discount remaining on acquired loans • 4% of allowance on the remaining $1.2 billion of PCD loans ACL / Total Loans2 1.12% % 1 Net Charge-Offs 0.24% 0.16% 0.19% 0.25% 0.11% 0.16% ONB ONB, excluding PCD 3Q23 2Q24 3Q24

24 Peer Credit Data 1 1 1 1 2 2 30+ Day Delinquency ONB Peer Average 2017Y 2018Y 2019Y 2020Y 2021Y2022Y 2023Y 1Q24 2Q24 3Q24 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Net Charge-Offs ONB Peer Average 2017Y2018Y2019Y2020Y2021Y2022Y2023Y 1Q24 2Q24 3Q24 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average 2017Y 2018Y 2019Y 2020Y 2021Y2022Y 2023Y 1Q24 2Q24 3Q24 0.00% 0.50% 1.00% 1.50% Net Charge-Offs / Non- Performing Loans ONB Peer Average 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2023Y 1Q24 2Q24 3Q24 (10)% 0% 10% 20% 30% 40% 50% 60% 1 Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge-offs

25 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 9/30/2024 Borrower Asset Quality Rating In-House Direct Lending Limit (Risk Grades) 0 - Investment Grade $100.0 1 - Minimal Grade $100.0 2 - Modest Grade $87.5 3 - Average Risk $75.0 4 - Monitor $60.0 5 - Weak Monitor $45.0 6 - Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 - Criticized (Special Mention) 8 - Problem 9 - Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit1 of $749 million per borrower

26 Diversified Loan Portfolio CRE Non- Owner Occupied 33% CRE Owner Occupied 12% C&I 29% Residential Real Estate 18% Consumer 8% Multifamily 14% Retail 4% Other 6% Warehouse Industrial 5% Office 4% Warehouse Industrial 3% Office 2% Senior Housing 2% Retail 2% Other 3% Total Loans By State IL $8.6 24% IN 5.4 15% MN 3.9 11% WI 3.7 10% MI 2.9 8% TN 2.1 6% KY 1.7 5% FL 1.0 3% TX 0.7 2% CA 0.7 2% OH 0.6 2% Other 5.0 12% Total $36.4 100% Total Loans $36.4 billion CRE Non-Owner Occupied $11.9 billion CRE Owner Occupied $4.4 billion $ in billions As of September 30, 2024 Excludes loans held-for-sale

CRE Non-Owner Occupied Maturities

CRE NOO
Maturing <18 Mos.
Current Int. Rate


$3.7
billion
>4%
<4%

CRE NOO
Maturing <18 Mos.
Int. Rate <4%
~1% of Total Loans


$0.4
billion
Office
Other
Multifamily

Maturing CRE NOO Loans

- Manageable volume of loans subject to refinance risk
  - Predominantly multifamily; continues to experience stronger demand and rents
  - ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate
  - Loans underwritten at +300 bps over current market rates

As of September 30, 2024 [1] Includes loans held-for-sale [2] Based on review of top 80% of CRE non-owner occupied office portfolio
CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio

OLD NATIONAL BANCORP | 27

28 CRE Non-Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $1.6 billion; average loans size is $2.8 million • Largest exposure of ~$50 million • 95% located in bank’s footprint, diversified by submarket • 42% of portfolio is medical office (“MOB”) and/or occupied by investment grade tenants • CBD office exposure is moderate (13% of NOO Office) and primarily within footprint, across 13 cities • Weighted averages • LTV of ~62% • DSC of ~1.49x As of September 30, 2024 CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio

29 CRE Non-Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $5.6 billion; average loans size is $5.1 million • Largest exposure of ~$60 million • 85% located in bank’s footprint • Continued strong demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no material exposure to rent controlled properties • Weighted averages • LTV of ~60% • DSC of ~1.23x As of September 30, 2024 LTV - loan-to-value DSC - debt service coverage ratio

30 Strong Capital Position Key Performance Drivers • Strong retained earnings drive capital • HTM securities pre-tax unrealized losses of $365 million (~$274 million net of tax) • No shares of common stock repurchased during 3Q24 • Strong capital position validated by internal stress testing • Expect AOCI to recover2 ~20% by year-end 2025 • TBV up 8% vs. 2Q24; up 21% YoY 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Based on implied forward curve at September 30, 2024 CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity AOCI - accumulated other comprehensive income TBV - tangible common book value 3Q24 2Q24 3Q23 CET1 capital to RWA 11.00% 10.73% 10.41% Tier 1 capital to RWA 11.60% 11.33% 11.06% Total capital to RWA 12.94% 12.71% 12.32% TCE to tangible assets1 7.44% 6.94% 6.15% Tangible common book value1 $11.97 $11.05 $9.87

Appendix Appendix

32 Granular, Long-Tenured Deposit Base 11 Core Deposit Tenure 25% 27%21% 27% <5 years 5-15 years 15-25 years >25 years 75% >5 years Brokered Deposits/ Total Deposits 9.9% 4.6% 4.2% Peers - 2Q24 Peer Avg - 2Q24 ONB - 2Q24 ONB - 3Q24 Deposit Highlights • Granular low-cost deposit franchise • Top 20 deposit clients represents ~7% of total deposits; weighted average tenure > 28 years; ~70% collateralized or insured • 80% of accounts have balances <$25k; average balance of ~$4,400 • Exception and special pricing • ~34% of total deposits • Weighted average rate of 3.92% Average Core Account Balance ONB Peer Average $0-$250k >$250k $18k $1.1mm $25k $1.5mm 1 $ in billions, unless otherwise stated As of September 30, 2024 1 Peer Group data per S&P Global Market Intelligence as of June 30, 2024 - See Appendix for definition of Peer Group 2 Excludes acquired CapStar deposits. k - thousand IB - interest-bearing mm - millions 3 2

33 Projected Acquisition Accounting Impact Accretion on acquired loans and borrowings • $16 million recognized in 3Q24 • $13 million contractual for remainder of 2024 Discount on acquired loan portfolio • $174 million remaining as of 9/30/2024 • $107 million related to CapStar • $52 million related to First Midwest Contractual Accretion $13 $42 $34 4Q 2024 2025 2026 Projected Remaining Loan Discount $163 $127 $97 12/31/24 12/31/25 12/31/26 $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1

34 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s Proxy Statement filed on April 5, 2024, each named executive officer has met their stock ownership requirement

35 Commitment to Excellence Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

36 Old National’s 2023 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg Commitment to Corporate Social Responsibility

37 ESG At A Glance - 2023

38 • Tied to long-term shareholder value 2023 Executive Compensation TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers KRX - “KBW” Nasdaq Regional Bank Index Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

Board of Directors and Corporate Governance

Tenure[1]

- 0-5 years
- 6-10 years
- > 10 years


20%
33%
47%

93%	Independent	**47%**	Female and minority directors
80%	Other public company experience	**Lead Independent Director**	Since 2016, Rebecca Skillman has served as Lead Independent Director
Annual Election	Elected each year for one-year term	**Stock Ownership**	Robust ownership guidelines
Director Education	Comprehensive director education throughout the year	**Self-Assessment**	Annual board and committee assessments

Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives

Barbara A. Boigegrain
Former CEO of Wespath Benefits and Investments
Formerly with Towers Perrin (merged to form Willis Towers Watson, NASDAQ)

Thomas L. Brown
Former Senior Vice President/ CFO of RLI Corp. (NYSE) and Partner of PricewaterhouseCoopers LLP

Kathryn J. Hayley
Former Executive Vice President of United Healthcare (NYSE) CEO of Aon Consulting Worldwide and Aon Hewitt Consulting Americas, and Partner of Deloitte Consulting LLP

Peter J. Henseler
Chairman of TOMY International
Formerly with RC2 Corporation (NASDAQ), McDonald's Corporation and Hasbro, Inc.

Daniel S. Hermann
Founding Partner of Lechwe Holdings, LLC
Founder of AmeriQual Group, LLC

Ryan C. Kitchell
Interim CEO of Crossroads of America Council
Chairman of the Indiana Governor's Workforce Cabinet

Austin M. Ramirez
President and CEO of HUSCO International
Formerly with McKinsey & Company

Ellen A. Rudnick
Senior Advisor, University of Chicago Booth School of Business
Former Vice President of Baxter International, Inc. (NYSE)

James C. Ryan, III
Chairman and CEO of Old National Bancorp

Thomas E. Salmon
Former Chairman and CEO of Berry Global Group, Inc. (NYSE)

Rebecca S. Skillman
Lead Independent Director
Former Chairperson of Radius Indiana
Former Lieutenant Governor of the State of Indiana

Michael J. Small
Chairman of Kognitive Networks, Inc.
Former President and CEO, Gogo, Inc. (NASDAQ)

Derrick J. Stewart
Executive Vice President and COO of the YMCA Retirement Fund
Former President and CEO of YMCA of Greater Indianapolis

Stephen C. Van Arsdell
Former Senior Partner, Chairman & CEO of Deloitte & Touche LLP

Katherine E. White
Brigadier General, U.S. Army National Guard
Professor of Law, Wayne State University Law School

[1] *Includes tenure from First Midwest Bancorp, Inc.*

OLD NATIONAL BANCORP | 39

40 Non-GAAP Reconciliation 3Q24 2Q24 3Q23 Net interest income $391.8 $388.4 $375.1 FTE Adjustment 6.1 6.3 5.8 Net interest income (FTE) $397.9 $394.8 $380.9 Add: Fee income 94.1 87.3 81.0 Total revenue (FTE) $492.0 $482.1 $461.9 Less: Provision for credit losses (28.5) (36.2) (19.1) Less: Noninterest expense (272.3) (283.0) (244.8) Income before income taxes $191.2 $162.9 $198.0 Less: Income taxes (FTE) 47.4 41.6 50.1 Net income $143.8 $121.3 $147.9 Less: Preferred dividends (4.0) (4.1) (4.1) Net income applicable to common shares $139.8 $117.2 $143.8 Earnings Per Share $0.44 $0.37 $0.49 Adjustments: Merger-related charges $6.8 $19.4 $6.3 Separation expense 2.6 0.0 0.0 CECL Day 1 non-PCD provision 0.0 15.3 0.0 Debt securities losses 0.1 0.0 0.2 Total adjustments 9.5 34.7 6.5 Less: Tax effect on net total adjustments1 (2.1) (7.9) (1.1) Total adjustments, net of tax $7.4 $26.8 $5.4 Net income applicable to common shares, adjusted 147.2 144.1 149.2 Adjusted Earnings Per Diluted Share $0.46 $0.46 $0.51 $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state)

41 Non-GAAP Reconciliation 3Q24 2Q24 3Q23 Noninterest income $94.1 $87.3 $81.0 Less: Debt securities losses 0.1 0.0 0.2 Adjusted noninterest income $94.2 $87.3 $81.2 Noninterest expense $272.3 $283.0 $244.8 Less: Merger-related charges (6.8) (19.4) (6.3) Less: Separation expense (2.6) 0.0 0.0 Adjusted noninterest expense $262.8 $263.5 $238.5 $ in millions

42 Non-GAAP Reconciliation 3Q24 2Q24 3Q23 Noninterest Expense $272.3 $283.0 $244.8 Less: Intangible amortization (7.4) (7.4) (6.0) Noninterest expense, excluding intangible amortization 264.9 275.6 238.8 Adjustments: Less: Merger-related charges (6.8) (19.4) (6.3) Less: Separation expense (2.6) 0.0 0.0 Less: Amortization of tax credits investments (3.4) (2.7) (2.7) Adjusted noninterest expense for eff. ratio $252.1 $253.5 $229.8 Net interest income $391.8 $388.5 $375.1 Add: FTE adjustment 6.1 6.3 5.8 Net interest income (FTE) $397.9 $394.8 $380.9 Noninterest income 94.1 87.3 81.0 Total revenue (FTE) $492.0 $482.1 $461.9 Less: Debt securities losses 0.1 0.0 0.2 Adjusted total revenue $492.1 $482.1 $462.1 Efficiency Ratio 53.8% 57.2% 51.7% Adjusted Efficiency Ratio 51.2% 52.6% 49.7% Net interest income $391.8 $388.5 $375.1 FTE adjustment 6.1 6.3 5.8 Net interest income (FTE) $397.9 $394.8 $380.9 Average earnings assets $47,905.5 $47,406.8 $43,617.5 Net interest margin 3.27% 3.28% 3.44% Net interest margin (FTE) 3.32% 3.33% 3.49% $ in millions, except as noted

43 Non-GAAP Reconciliation 3Q24 2Q24 3Q23 Net income applicable to common shares $139.8 $117.2 $143.8 Add: Intangibles amortization, net of tax 5.5 5.6 4.6 Tangible net income applicable to common shares $145.3 $122.8 $148.4 Total adjustments, net of tax $7.4 $26.8 $5.4 Adjusted net income applicable to common shares, excluding intangibles amortization $152.7 $149.6 $153.8 Average GAAP shareholders’ common equity $5,946.4 $5,735.3 $5,050.4 Less: Average goodwill and other intangible assets (2,304.6) (2,245.4) (2,109.9) Average tangible shareholders’ common equity $3,641.8 $3,489.9 $2,940.4 Return on average tangible shareholders’ common equity 16.0% 14.1% 20.2% Adjusted return on average tangible common equity 16.8% 17.2% 20.9% Net income $143.8 $121.3 $147.9 Total adjustments, net of tax 7.4 26.8 5.4 Adjusted Net Income $151.2 $148.1 $153.3 Average Assets $53,346.4 $52,847.1 $48,660.5 Return on average assets 1.08% 0.92% 1.22% Adjusted return on average assets 1.13% 1.12% 1.26% $ in millions, except as noted

44 Non-GAAP Reconciliation 3Q24 2Q24 3Q23 Shareholders' equity $6,367.3 $6,075.0 $5,239.5 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 6,123.6 5,831.3 4,995.8 Less: Goodwill and other intangible assets (2,305.1) (2,306.2) (2,106.8) Tangible shareholders' common equity $3,818.5 $3,525.1 $2,889.0 Common shares outstanding 319.0 319.0 292.6 Tangible common book value $11.97 $11.05 $9.87 Total assets $53,602.3 $53,119.6 $49,059.4 Less: Goodwill and other intangible assets (2,305.1) (2,306.2) (2,106.8) Tangible assets $51,297.2 $50,813.4 $46,952.6 Tangible shareholders’ common equity to tangible assets 7.44% 6.94% 6.15% $ in millions. except as noted

45 2024 Peer Group Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Columbia Banking System, Inc. COLB Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Pinnacle Financial Partners, Inc. PNFP Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

46 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact